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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2006

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                    SERVICES ACQUISITION CORP. INTERNATIONAL
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     001-32552                20-2122262
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                       401 EAST OLAS BOULEVARD, SUITE 1140
                         FORT LAUDERDALE, FLORIDA 33301
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 713-1165

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 2, 2006, Services Acquisition Corp. International ("SACI" or the
"Company") entered into an amendment with Jamba Juice Company, a California corporation, to the previously announced Agreement and Plan of Merger
("Agreement") among SACI, JJC Acquisition Company, a California corporation and a wholly-owned subsidiary of SACI and Jamba Juice Company dated as of March 10,
2006. The Agreement was amended such that the Agreement may be terminated by either SACI or Jamba Juice Company if the closing shall not have occurred by
September 15, 2006.

     In addition, on August __ 2006, SACI entered into amendments to the previously announced Securities Purchase Agreements dated as of March 10, 2006 and March 15, 2006, respectively. The Securities Purchase Agreements were amended such that the date by which the purchasers thereunder may terminate the agreements was extended until September 15, 2006.

     The material terms of the original agreements referenced above are as contained in SACI's Current Report on Form 8-K filed with the S.E.C on March 16,
2006 and are incorporated herein by reference.

     The amendments described above were publicly announced by SACI on August 3,
2006 and such press release is attached hereto as Exhibit 99.1. The form of such amendments are attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively.

ITEM 4.02  Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review

     The Company has determined, as a result of comments received from the staff
(the "Staff") of the Securities and Exchange Commission (the "Commission") in
connection with its review of the Company's preliminary proxy statement which was initially filed with the Commission on March 29, 2006 (the "Proxy"), that a restatement of the Company's previously reported financial information was required after further considering the application of EITF 00-19, "Accounting
For Derivative Financial Instruments Indexed to, and Potentially settled in, a
Company's Own Stock" to determine whether there were any embedded derivative instruments in (1) the warrants to purchase common stock associated with the units sold at the initial public offering of the Company and (2) the warrants to purchase common stock embedded in an option to purchase units consisting of one share and one warrant to purchase one additional share, issued to Broadband
Capital in connection with the initial public offering. The Company's financial results for the fiscal year ended December 31, 2005 and for the interim periods ended September 30, 2005 and March 31, 2006 will be restated to reflect additional non-operating gains and losses related to the classification of and accounting for the warrants described above, and the Company's previously filed financial results should not be relied upon. The Company has determined that these warrants should have been classified as derivative liabilities and therefore, the fair value of each warrant must be recorded as a derivative liability on the Company's balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in the Company's statement of operations. The loss reflected in the restated financials is (1) a non-cash, non-operational item; (2) results from market volatility of SACI's stock; and (3) the requirement that outstanding warrants be marked to market.
The Company believes that these restatements will have no affect on the
Company's ability to consummate the currently contemplated merger with Jamba
Juice Company.

     The authorized offices of the Company have discussed with Rothstein, Kass &
Company, P.C., the Company's independent registered public accounting firm
("RKC"), the matters disclosed in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

     The following exhibit is furnished with this report:

Exhibit No.    Description
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10.1           Form of amendment, dated August 2, 2006, among Jamba Juice
               Company, JJC Acquisition Company and SACI to the Agreement

10.2           Form of amendment, dated August 2, 2006 to the Securities
               Purchase Agreement dated as of March 10, 2006.

10.3           Form of amendment, dated August 2, 2006 to the Securities
               Purchase Agreement dated as of March 15, 2006.

99.1           Press Release dated August 3, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SERVICES ACQUISITION CORP.
                                        INTERNATIONAL

Dated: August 3, 2006

                                        /s/ Steven R. Berrard
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                                        Steven R. Berrard
                                        Chief Executive Officer